SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                      AMENDMENT TO CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 14, 2004


                            Checkpoint Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)



                               1-11257 22-1895850
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          (Commission File Number) (I.R.S. Employer Identification No.)



            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                    (Address of principal executive offices)


                                 (856) 848-1800
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              (Registrant's telephone number, including area code)


                                       N/A
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             (Former name or address, if changed since last report)














     Item 5.     Other Events
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     On April 14, 2004, the Company issued a press release announcing that the holders of $47.2 million of the $60.0 million of aggregate principal amount of its existing 5-1/4% Convertible Subordinated Debentures due 2005 ("the Notes") called for redemption on April 13, 2004, elected to convert their Notes into 2,569,797 shares of the Company's common stock at a conversion price of $18.375 per share. The shares of Company common stock issuable as a result of the conversion will be freely-tradeable, unrestricted shares.


     Item 7.     Financial Statements and Exhibits
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1. Exhibits

Press release issued, April 14, 2004.




                            Signature
                            ---------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2004

Checkpoint Systems, Inc.



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W. Craig Burns
Executive Vice President,
Chief Financial Officer
and Treasurer